UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                         August 4, 2005 (August 4, 2005)

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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   1-11178                    13-3662955
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      (State or Other         (Commission File No.)         (I.R.S. Employer
      Jurisdiction of                                      Identification No.)
      Incorporation)

         237 Park Avenue
        New York, New York                                        10017
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      (Address of Principal                                     (Zip Code)
        Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On August 4, 2005, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2005 and disclosing certain related business information. A copy of the press release is attached to this report as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.           Description
     -----------           -----------

     99.1                  Press Release, dated August 4, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REVLON, INC.


                                          By: /s/ Robert K. Kretzman
                                          --------------------------
                                          Robert K. Kretzman
                                          Executive Vice President, Chief Legal
                                          Officer, General Counsel and Secretary


Date: August 4, 2005

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                                  EXHIBIT INDEX

     Exhibit No.           Description
     -----------           -----------

     99.1                  Press Release, dated August 4, 2005